Shelton Funds

Shelton Tactical Growth & Income ETF

(the “Fund”)

Supplement dated June 1, 2026 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

May 15, 2026

All references in the prospectus and SAI to the Fund being listed on the NASDAQ Stock Market LLC are hereby deleted and replaced with the NYSE Arca, Inc.

Please retain this supplement with your Prospectus and SAI